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                                                                  EXHIBIT 10.2

                  AMENDMENT TO CITIZENS EFFINGHAM PARTNERSHIP

         THIS AMENDMENT, made this 31st day of October, 1997, to the CITIZENS EFFINGHAM PARTNERSHIP formed on the 31st day of March 1997 (the "Partnership") among the undersigned residents of Effingham County, Georgia (the "Partners").

                               W I T N E S E T H:

         WHEREAS, the Partners are forming a bank under the laws of the State of Georgia, known as "CITIZENS BANK OF EFFINGHAM" (the "Bank") and a Georgia bank holding company which owns the Bank, known as CITIZENS EFFINGHAM BANCSHARES, INC. (the "Holding Company"); and

         WHEREAS, the Partners wish to amend the original Partnership Agreement to allow the Partners to borrow additional monies to finance any organizational and pre-opening expenses and capital expenditures necessary to open the Bank, including approximately $1,900,000 for the acquisition and construction of banking offices in Springfield and Rincon, Georgia, for which the funds in the Organizers' Account (which will be created under the Escrow Agreement to be signed at the time an offering of the stock of the Holding Company is made to the public) may not be sufficient to provide; and

         WHEREAS, the Partners have agreed to accomplish the foregoing by means of, and upon the terms and conditions set forth in, this Amendment to the Partnership Agreement;

                  NOW THEREFORE, in consideration of the mutual promises herein contained, the Partners do hereby agree as follows:

         1. To the extent the monies in the Organizers' Account are insufficient to provide the funding for the capital expenditures herein described, the Partners will borrow from The Savannah Bank, N.A., or such other financial institution as the Partnership shall determine, such amounts, estimated to be approximately $750,000, (the "Loan") as are necessary to pay such organizational and pre-opening expenses and capital expenditures.

         2. The Partners will use this money to construct the facilities in Springfield and Rincon, to furnish the facilities, and to pay any other capital expenditures or organizational or pre-opening expenses the Partners deem necessary to open the Bank.

         3. Each Partner shall guarantee the Loan jointly and severally, but in no event shall the Lender be entitled to recover from any Partner more than $78,125.00. No further loan guarantees or contributions to capital shall be required of a Partner without his/her consent.


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         IN WITNESS WHEREOF, the Partners have signed this Amendment to
Partnership Agreement as of the date first above written.


/s/ Charles E. Hartzog                       /s/ Thomas C. Strickland, Jr.
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/s/ Thomas O. Triplett, Sr.                  /s/ Wendel H. Wilson
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/s/ Jon G. Burns                             /s/ W. Harvey Kieffer
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/s/ Mariben M. Thompson                      /s/ Philip M. Heidt
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/s/ C. Murray Kight                          /s/ J. Terrell Webb
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/s/ H. Mitchell Weitman                      /s/ Harry H. Shearouse
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